EXHIBIT 23
INDEPENDENT AUDITORS' CONSENT

Flexsteel Industries, Inc.

We consent to the incorporation by reference in Registration Statement No. 33-1836 on Form S-8 as amended by Post-Effective Amendment No. 1 for the Flexsteel Industries, Inc. Salaried Employees Retirement and 401(k) Plan of our report dated June 6, 2003 appearing in this Transition Report on Form 11-K for the six-month period ended December 31, 2002.

DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
June 25, 2003



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